Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
September 30, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.8905%



        Excess Protection Level
          3 Month Average   5.23%
          September, 1998   4.28%
          August, 1998   6.29%
          July, 1998   5.12%


        Cash Yield                                  17.36%


        Investor Charge Offs                         5.18%


        Base Rate                                    7.89%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           13.10%


        Total Payment Rate                          13.10%


        Total Principal Balance                     $ 39,849,511,082.92


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 5,219,716,564.43